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                                                                   EXHIBIT 10.30

[LETTERHEAD OF SOMERA]

March 10, 2003

Mr. Dan Firestone
C/O Somera Communications Inc.
5383 Hollister Avenue
Santa Barbara, California 93111

        RE: Agreement for Termination of Employment

Dear Dan,

        This letter is to confirm our agreement with respect to your employment status with Somera Communications, Inc. (the "Company"). In consideration of the mutual promises, payments and commitments set forth in this letter, we agree that:

1. Subject to the condition precedent of the Company complying with all of its obligations under Paragraph 2, by mutual agreement, your employment as Executive Chairman of the Company is terminated as of January 1, 2003 (the "Termination Date"). As of the Termination Date, the employment agreement dated February 17, 2001, by and between you and the Company (the "Employment Agreement") shall be terminated without further liability or obligation on the part of you or the Company. You will continue as a member of the Board of Directors (and as Chairman thereof) as elected by the shareholders of the corporation (and the Board of Directors, respectively). The Company agrees to provide you with compensation and benefits as a Director consistent with the plans, programs or policies of the Company for similarly situated Directors and in compliance with applicable law. In addition, and without limiting the foregoing, during your term as a member of the Board of Directors, the Company shall maintain in force Directors and Officers liability insurance coverages and hereby agrees to indemnify you in accordance with the indemnity agreement previously entered into between you and the Company (the "Indemnity Agreement"). Except as expressly provided in this letter agreement, entitlement to compensation from the Company, including but not limited to base salary and incentive compensation, shall cease as of the Termination Date. Except as otherwise provided herein or by applicable law, your participation in any of the employee benefit plans of the Company shall cease as of the Termination Date

2. As soon as reasonably practicable after your execution of this letter agreement, the Company will:

        a. Make a payment to you of $300,000 in immediately available funds either by check or by wire transfer as you may elect.

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[LETTERHEAD OF SOMERA]

March 10, 2003
Page Two

        b. Prepare and deliver to you an amendment(s) to your existing Stock Option Agreement(s) providing: (i) that you shall have until the third anniversary of the Termination Date to exercise any outstanding vested stock options in accordance with the terms of the stock option agreements and the Company's Stock Option Plan of 1999 and (ii) the vesting schedule for outstanding options shall be accelerated by 12 months. In all other respects the Stock Option Agreements shall remain in full force and effect in accordance with their terms. When completed, the amendment to the Stock Option Agreements shall be incorporated by reference herein.

        c. The Company shall transfer, assign and convey to either you or your designee all right, title and interest to the equipment and furnishings set forth on Attachment A (the "Personal Property"). Upon execution of this letter agreement the Company shall provide you with a Bill of Sale evidencing such transfer. The Personal Property is transferred "as is" without warranty or liability of any kind. The Bill of Sale shall be attached hereto and incorporated by reference herein.

3. This letter agreement shall be governed by and construed in accordance with the laws of the State of California without reference to the rules relating to conflict of laws.

4. Other than with respect to the (i) the Stock Option Agreements, as amended, (ii) the Bill of Sale and (iii) the Indemnity Agreement, this Agreement constitutes the entire agreement of the parties concerning the subject matter hereof.

5. You hereby acknowledge that you have had the opportunity to discuss this matter with and obtain advice from legal counsel, have had sufficient time to, and have carefully read and fully understand all the provisions of this letter agreement, and by your execution of this letter agreement knowingly and voluntarily enter into this letter agreement.

If this letter agreement accurately reflects our agreement, please execute two originals in the space provided below, return one fully signed original to me and retain one original for your files.

Sincerely,

Somera Communications, Inc.

By:          /s/ Rick Darnaby
    -------------------------------------
                 Rick Darnaby
    President and Chief Executive Officer

Accepted and Agreed to this 3rd day of April, 2003

  /s/ Dan Firestone
--------------------------
      Dan Firestone

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[LETTERHEAD OF SOMERA]

                    ATTACHMENT A--LIST OF PERSONAL PROPERTY

Home Computer and Related Software -- Serial No. 6X1CJDVZ5002
Office Computer and Related Software -- Serial No. US04764808
Toshiba Protege 3490CT Laptop and Related Software -- Serial No. 61216021PU Office Printer
Office Telephone
Mobile Telephone
Blackberry Device
Kourtney Searls' Office Computer and Related Software -- Serial No. US03974741 Kourtney's Desk Chair
Shredder
Fax Machine
HP Laser Jet Printer 4500
Desk and Credenza
Office Chair
Sofa
Coffee Table
Lateral File and Bookcase
2 Guest Chairs
Conference Table and 6 Chairs
Boat Models: Tamsen, Atlantic & endeavor
Art and Accessories
Desk and Credenza in Bobby Feinberg's Office
Credenza, 3 Desks, Bookcase and 2 Conference Tables
5 Office Chairs

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[LETTERHEAD OF SOMERA]

                           BILL OF SALE AND AGREEMENT

        This Bill of Sale and Agreement is made this 3rd day of April, 2003 by and between Dan Firestone, with offices at 5383 Hollister Avenue, Santa Barbara, California 93111 ("Buyer"), and Somera Communications, Inc., a Delaware corporation, with offices at 5383 Hollister Avenue, Santa Barbara, California 93111 ("Seller");

1. In consideration of the agreements set forth in that certain letter agreement by and between Buyer and Seller dated March 10, 2003, Seller agrees to transfer to Buyer and Buyer agrees to accept and possess the following described property (the "Property"):

                               [SEE ATTACHMENT A]

2. Seller hereby assigns all of Seller's right, title and interest in and to the Property. The Property is sold FOB Seller's site.

3. Seller warrants that it has good and marketable title to the Property, free and clear of all liens, encumbrances and claims of any third party. Seller further warrants that it has all necessary authority to sell the Property to Buyer. EXCEPT AS SET FORTH IN THIS PARAGRAPH 3, SELLER TRANSFERS THE PROPERTY TO BUYER "AS IS, WHERE IS" WITHOUT WARRANTY OF ANY KIND WHETHER EXPRESS OR IMPLIED, AND SELLER SPECIFICALLY DISCLAIMS ANY WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4. This Agreement constitutes the entire agreement between the parties and supersedes any prior oral or written understandings, agreements or representations. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale and Agreement as of the date set forth above.

                                              Somera Communications, Inc.

/s/ Dan Firestone
-------------------                        BY: /s/ [ILLEGIBLE]
    Dan Firestone                              --------------------
                                        TITLE: PRESIDENT, CEO
                                               --------------------

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[LETTERHEAD OF SOMERA]

                    ATTACHMENT A--LIST OF PERSONAL PROPERTY

Home Computer and Related Software -- Serial No. 6X1CJDVZ5002
Office Computer and Related Software -- Serial No. US04764808
Toshiba Protege 3490CT Laptop and Related Software -- Serial No. 61216021PU Office Printer
Office Telephone
Mobile Telephone
Blackberry Device
Kourtney Searls' Office Computer and Related Software -- Serial No. US03974741 Kourtney's Desk Chair
Shredder
Fax Machine
HP Laser Jet Printer 4500
Desk and Credenza
Office Chair
Sofa
Coffee Table
Lateral File and Bookcase
2 Guest Chairs
Conference Table and 6 Chairs
Boat Models: Tamsen, Atlantic & endeavor
Art and Accessories
Desk and Credenza in Bobby Feinberg's Office
Credenza, 3 Desks, Bookcase and 2 Conference Tables
5 Office Chairs